Financial Instruments	12 Months Ended
Dec. 31, 2016
Investments All Other Investments [Abstract]
Financial Instruments

11.      FINANCIAL INSTRUMENTS

The Company is exposed to a number of risks related to changes in foreign currency exchange rates, interest rates, collection of accounts receivable and loan receivable, settlement of liabilities and management of cash and cash equivalents.

Fair Value

The Company uses various valuation techniques and assumptions when measuring fair value of its assets and liabilities. The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. The accounting standard establishes a hierarchy that prioritizes fair value measurements based on the types of input used for the various valuation techniques (market approach, income approach and cost approach). The levels of the hierarchy are described below:

Level 1 Inputs — Level 1 includes financial instruments for which quoted market prices for identical instruments are available in active markets.

Level 2 Inputs — Level 2 includes financial instruments for which there are inputs other than quoted prices included within Level 1 that are observable for the instrument such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets with insufficient volume or infrequent transactions (less active markets) or model-driven valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data, including market interest rate curves, referenced credit spreads and pre-payment rates.

Level 3 Inputs — Level 3 includes financial instruments for which fair value is derived from valuation techniques including pricing models and discounted cash flow models in which one or more significant inputs are unobservable, including the company’s own assumptions. The pricing models incorporate transaction details such as contractual terms, maturity and, in certain instances, timing and amount of future cash flows, as well as assumptions related to liquidity and credit valuation adjustments of marketplace participants.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and cash equivalent, and short-term investments: The carrying amount approximates fair value because of the short maturity of those instruments.

Loan receivable: The fair value is estimated based on currently available market interest rates for instruments with similar terms.

Patent finance obligations: The fair values are estimated based on the quoted market prices for those or similar instruments or on the current rates offered to the Company for debt of similar terms.

The estimated fair values of the Company’s financial instruments are as follows:

		As at December 31, 2016		As at December 31, 2015
	Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Cash and cash equivalents	1	$106,553	$106,553	$93,431	$93,431
Short-term investments	1	1,154	1,154	1,120	1,120
Loan receivable	2	1,766	1,766	1,497	1,497
Patent finance obligations	3	23,146	23,146	27,980	27,980

Credit risk

Credit risk is the risk of financial loss to the Company if a licensee or counter-party to a financial instrument fails to meet its contractual obligations. Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments, accounts receivable, loan receivable, and foreign exchange forward contracts.

The Company’s cash and cash equivalents, and short-term investments consist primarily of deposit investments that are held only with Canadian chartered banks. Management does not expect any counter-parties to fail to meet their obligations.

The Company’s loan receivable is a term loan facility which is collateralized by a general security agreement. Management does not expect the borrower to fail to meet its obligations.

The Company’s exposure to credit risk with its accounts receivable from licensees is influenced mainly by the individual characteristics of each licensee. The Company’s licensees are for the most part, manufacturers and distributors of telecommunications and consumer electronics products primarily located in the United States, Canada, Taiwan, Korea, Japan, Hong Kong and China. Credit risk from accounts receivable encompasses the default risk of the Company’s licensees. Prior to entering into licensing agreements with new licensees the Company assesses the risk of default associated with the particular company. In addition, on an ongoing basis, management monitors the level of accounts receivable attributable to each licensee and the length of time taken for amounts to be settled and where necessary, takes appropriate action to follow up on those balances considered overdue. The Company has had no significant bad debts for any periods presented.

Three licensees individually accounted for 18%, 14% and 11%, respectively of revenues for the year ended December 31, 2016 (for the year ended December 31, 2015 – three licensees individually accounted for 16%, 12 and 10%, respectively). Management does not believe that there is significant credit risk arising from any of the Company’s licensees for which revenue has been recognized. However, should one of the Company’s major licensees be unable to settle amounts due, the impact on the Company could be significant. The maximum exposure to loss arising from accounts receivable is equal to their total carrying amounts. At December 31, 2016, two licensees individually accounted for 80%, and 16% of total accounts receivable (December 31, 2015 – three licensees individually accounted for 47%, 15%, and 10% of total accounts receivable).

Financial assets past due

The following table provides information regarding the aging and collectability of the Company’s accounts receivable balances as at December 31, 2016:

Current	$20,311
Past due 1 - 30 days	19
Past due 31 - 60 days	7
Past due 61 - 90 days	-
Over 91 days past due	158
Less allowance for doubtful accounts	(138)
$20,357

The definition of items that are past due is determined by reference to terms agreed with individual licensees. As at January 31, 2017, Nil of past due amounts have been collected. None of the amounts outstanding have been challenged by the respective licensees and the Company continues to conduct business with them on an ongoing basis. Accordingly, management has no reason to believe that this balance is not fully collectable in the future.

The Company reviews financial assets past due on an ongoing basis with the objective of identifying potential matters which could delay the collection of funds at an early stage. Once items are identified as being past due, contact is made with the respective company to determine the reason for the delay in payment and to establish an agreement to rectify the breach of contractual terms. At December 31, 2016, the Company had a provision for doubtful accounts of $138 (2015 - $11) which was made against accounts receivable where collection efforts to date have been unsuccessful.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s objective in managing liquidity risk is to ensure that it has sufficient liquidity available to meet its liabilities when due.

At December 31, 2016, the Company had cash and cash equivalents and short-term investments of $107,707, a credit facility of CDN$8,000 and accounts receivable of $20,357 available to meet its obligations.

The Company has a revolving credit facility available in the amount of CDN$8,000 or the equivalent in U.S. dollars for general corporate purposes and a further CDN$2,000 for foreign exchange facility. Canadian dollar or U.S. dollar amounts advanced under this credit facility are payable on demand and bear interest at the bank's Canadian prime rate plus 1.0% per annum or U.S. base rate plus 1.0% per annum. Borrowings under this facility are collateralized by a general security agreement over our cash and cash equivalents, accounts receivable and present and future personal property. As at and during the twelve months ended December 31, 2016, the Company had no borrowings under this facility.

Market risk

Market risk is the risk to the Company that the fair value of future cash flows from its financial instruments will fluctuate due to changes in interest rates and foreign currency exchange rates. Market risk arises as a result of the Company generating revenues in foreign currencies.

Interest rate risk

The only financial instruments that expose the Company to interest rate risk are its cash and cash equivalents and short-term investments. The Company’s objectives of managing its cash and cash equivalents and short-term investments are to ensure sufficient funds are maintained on hand at all times to meet day to day requirements and to place any amounts which are considered in excess of day to day requirements on short-term deposit with the Company’s banks so that they earn interest. When placing amounts of cash and cash equivalents into short-term investments, the Company only places investments with Canadian chartered banks and ensures that access to the amounts placed can be obtained on short-notice. A one percent increase/decrease in interest rates could have resulted in an approximate increase/decrease to interest income of $1,077.

Currency risk

A portion of WiLAN’s revenues and operating expenses are denominated in Canadian dollars. Because the Company reports its results of operations in US dollars, WiLAN’s operating results are subject to changes in the exchange rate of the Canadian dollar relative to the US dollar. Any decrease in the value of the Canadian dollar relative to the US dollar has an unfavourable impact on Canadian dollar denominated revenues and a favourable impact on Canadian dollar denominated operating expenses. Approximately 5% of the Company’s cash and cash equivalents and short term investments are denominated in Canadian dollars and are subject to changes in the exchange rate of the Canadian dollar relative to the US dollar.

For the year ended December 31, 2016, the Company had revenues and expenses denominated in Canadian dollars of approximately Nil and $14,019 (2015 – Nil and $17,912), respectively. Fluctuations in foreign currency rates between the U.S. and Canadian dollars could impact the net exposure approximating $14,019 (2015 - $17,912) and adversely affect net earnings of the Company.

At December 31, 2016, the Company had Canadian dollar denominated cash and cash equivalents and short-term investments, and accounts receivable balances of approximately $5,235 and Nil (2015 - $5,394 and $3), respectively, offset by accounts payable and accrued liabilities totaling approximately $9,108 (2015 - $5,047). Fluctuations in foreign currency rates between the U.S. and Canadian dollars could impact the net exposure approximating $3,873 (2015 - $349) and adversely affect net earnings of the Company.

A ten cent increase/decrease in foreign currency rates between the U.S. and Canadian dollars could have resulted in an approximate increase/decrease to net and comprehensive earnings of $1,144. (2015 - $30)

The Company may manage the risk associated with foreign exchange rate fluctuations by, from time to time, entering into foreign exchange forward contracts and engaging in other hedging strategies. To the extent that WiLAN engages in risk management activities related to foreign exchange rates, it may be subject to credit risks associated with the counterparties with whom it contracts.

The Company’s objective in obtaining foreign exchange forward contracts is to manage its risk and exposure to currency rate fluctuations related primarily to future cash inflows and outflows of Canadian dollars. The Company does not use foreign exchange forward contracts for speculative or trading purposes.

For the year, and as at December 31, 2016, the Company did not hold any foreign exchange forward contracts